UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 18, 2003

                                INETEVENTS, INC.
             (Exact name of Registrant as specified in its Charter)

          DELAWARE                  000-33129                  95-4581903
  (State or Other Jurisdiction     (Commission               (IRS Employer
         of Incorporation)         File Number)          Identification Number)

            300 Esplanade Drive, Suite 1950, Oxnard, California 93030
                    (Address of Principal Executive Offices)

         Registrant's telephone number, including area code 800-400-0206

        1880 Century Park East, Suite 300, Los Angeles, California 90067
                 (Former Address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         On July 18, 2003, iNetEvents, Inc., Delaware corporation (the "Company") acquired all of the issued and outstanding stock of International Card Establishment, Inc., a Nevada corporation ("ICE") pursuant to a Plan and Agreement of Reorganization dated as of January 16, 2003, by and among ICE, the shareholders of ICE and the Company (the "Reorganization Agreement").

     The following table sets forth information about the beneficial ownership of the Company's Common Stock, as at July 18, 2003 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:

TITLE OF                                     NO. OF     NATURE OF   PERCENT
CLASS           NAME & ADDRESS               SHARES     OWNERSHIP   OWNED
____________    _________________________    ______     _________   _______

Common Stock    Jonathan Severn             7,992,900     direct     31.6%
                300 Esplanade Drive
                Suite 1950
                Oxnard, CA 93030

                William Lopshire            3,200,000     direct     12.6%
                300 Esplanade Drive
                Suite 1950
                Oxnard, CA 93030

                Ronald J. Stauber**         2,141,928     direct      8.5%
                1880 Century Park East
                Suite 300
                Los Angeles, CA 90067

                Brandon F. Stauber          1,670,000     direct      6.6%
                1880 Century Park East
                Suite 300
                Los Angeles, CA 90067

                Michael Fisher                200,000     direct       *
                300 Esplanade Drive
                Suite 1950
                Oxnard, CA 93030

                All directors and          13,062,900     direct     51.7%
                executive officers as
                a group  (4 persons)
____________

 * Less than 1%

** Not an officer or director

         Pursuant to the Reorganization Agreement, ICE became a wholly owned subsidiary of the Company and in exchange for the ICE shares, the Company issued 14,000,000 shares of its common stock to the shareholders of ICE. The 14,000,000 shares represents 55% of iNetEvent's outstanding stock.

         Giving effect to the transaction, the Company has two wholly owned subsidiaries, ICE and iNetEvents, Inc., a Nevada corporation.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         ICE is a rapidly growing provider of diversified products and services to the trillion dollar electronic transaction processing industry. All of the Company's offerings generate recurring revenues in the form of transaction fees, service fees, or finance charges.

         ICE's Merchant Card Services division, establishes "merchant accounts" for businesses that enable those businesses to accept credit cards, debit cards, and other forms of electronic payments from their customers; supplies the necessary card readers and other point-of-sale transaction systems; facilitates processing for the accounts; and, provides e-commerce solutions. Through its WorldWide Gift & Loyalty division, ICE also markets a proprietary "Smart Card"-based system that enables merchants to economically offer store-branded gift and loyalty cards--one of the fastest growing product categories in the industry. The Company and ICE have also entered into an agreement to acquire GlobalTech Leasing, Inc. Upon completion of this acquisition, GlobalTech Leasing will become a wholly owned subsidiary of either the Company or ICE. GlobalTech Leasing is an equipment leasing firm that specializes in financing point-of-sale transaction systems.

         Although the ICE products and services address the needs of individual businesses that accept credit/debit cards and other electronic payments from their customers--referred to in the industry as "merchants"--the operations of both ICE and GlobalTech Leasing are geared predominantly toward serving the needs of other service providers in the industry.

         Industry participants include, among others: thousands of independent agents and INDEPENDENT SALES ORGANIZATIONS (ISOs) that develop relationships with local businesses, set up MERCHANT ACCOUNTS through banks to enable those businesses to accept electronic payments--an activity referred to as "merchant acquiring"--facilitate the processing for those accounts (often through third-party PROCESSORS--see below), and supply the point-of-sale systems needed to transmit transaction data; ACQUIRING BANKS that, as members of the Visa and MasterCard Associations, sponsor ISOs that solicit MERCHANT ACCOUNT applications from businesses (either directly or via independent agents that work with the ISOs), grant the approvals needed to set up the MERCHANT ACCOUNTS, maintain the accounts, and receive all electronic transactions for those accounts for processing; ISSUING BANKS that issue credit/debit cards to consumers; and, third-party PROCESSORS that authorize individual purchases by consumers and administer the resulting electronic funds transfers between ISSUING BANKS and ACQUIRING BANKS to complete the transactions.

         ICE presently occupies a 7,500 square-foot leased office facility located at 300 Esplanade Drive, Suite 1950, Oxnard, California 93030. All executive and administrative functions, account management, tech support, customer services, and a majority of sales and marketing activities take place at this location.

         ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         In connection with the exchange and change in control, the current officers and sole director of the Company resigned and the following three persons were appointed as officers and directors:

         NAME & ADDRESS                              POSITIONS
         ______________                              _________

         Jonathan Severn                    Chairman of Board and President
         300 Esplanade Drive
         Suite 1950
         Oxnard, CA 93030

         William Lopshire                   Chief Executive Officer, Executive
         300 Esplanade Drive                Vice President and Director
         Suite 1950
         Oxnard, CA 93030

         Michael Fisher.                    Vice President and Director
         300 Esplanade Drive
         Suite 1950
         Oxnard, CA 93030

         The table set forth in Item 2. sets forth the ownership of the Company. Brandon Stauber continues as an officer and director of iNetEvents, Inc., a Nevada corporation.

         ITEM 5. OTHER EVENTS.

         On January 15, 2003, ICE entered into an agreement to acquire GlobalTech Leasing, Inc. Upon completion of this acquisition, GlobalTech Leasing, Inc. will also become a wholly owned subsidiary of either the Company or ICE. GlobalTech Leasing, Inc. is an equipment leasing firm that specializes in financing point-of-sale transaction systems. The majority owners of GlobalTech Leasing, Inc. are Jonathan Severn and Charles Salyer.

         On July 30, 2003, the Board of Directors of the Company approved an amendment to the certificate of incorporation wherein a reverse split of the Company's common stock on the basis of one share for every two issued and outstanding shares was approved. In addition, the Board of Directors approved an amendment to the Company's certificate of incorporation to change the Company's name to International Card Establishment, Inc. The amendments are subject to shareholder approval, in accordance with law. It is contemplated that no proxy solicitation will be required and the Company has been advised that information compliance with the Securities Exchange Act of 1934, as amended, is required as a condition precedent to the name change and reverse stock split.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements

         The audited financial statements of ICE for the period from inception through the fiscal year ended December 31, 2002, the pro forma combined for the fiscal year ended December 31, 2002, and the unaudited balance sheet and income statement for the period ended March 31, 2003 and pro forma combined financial statements for the period ending March 31,2003, are filed herewith.

(b)      Exhibits

         EXHIBIT NO.                DESCRIPTION
         ___________                ___________

         *10.1                      Plan and Agreement of Reorganization
          99.1                      Press Release of July 21, 2003

   o Incorporated by reference to the Company's Report on Form 8-K dated February 3, 2003

     ITEM 9.  REGULATION FD DISCLOSURE.

         On July 21, 2003 ICE released a press release, a copy is marked as
Exhibit 99.1 and made a part hereof by reference.







                         [SIGNATURES ON FOLLOWING PAGE]

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    INETEVENTS, INC,



Date:    August 1, 2003                              By: /s/  JONATHAN SEVERN
                                                        _____________________
                                                              Jonathan Severn

                          INDEPENDENT AUDITOR'S REPORT


         To the Board of Directors
         International Card Establishment, Inc.
         Oxnard, California


         I have audited the accompanying balance sheet of International Card Establishment, Inc. as of December 31, 2002, and the related statements of income, stockholders' equity, and cash flows for the period July 26, 2002 (inception) through December 31, 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

         I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Card Establishment, Inc. as of December 31, 2002 and the results of its operations and cash flows for the period July 26, 2002 (inception) through December 31, 2002, in conformity with generally accepted accounting principles.





         Kyle L. Tingle, CPA, LLC


         June 20, 2003
         Henderson, Nevada


                     INTERNATIONAL CARD ESTABLISHMENT, INC.

                                  BALANCE SHEET

                                                                                   December 31,
                                                                                           2002
                                                                                   ____________
                                     ASSETS

          CURRENT ASSETS
               Accounts Receivable, Trade                                          $    103,663
                  Prepaid Assets                                                          8,543
                                                                                    ___________
                                    Total current assets                                112,206
                                                                                    ___________

                      Total assets                                                 $    112,206
                                                                                   ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY
          CURRENT LIABILITIES
               Outstanding checks in excess of bank balance                        $     20,583
               Accounts payable                                                          67,187
               Accrued expenses                                                          16,157
               Wages payable                                                              5,695
                                                                                    ___________

                      Total current liabilities                                    $    109,622
                                                                                    ___________


          STOCKHOLDERS' EQUITY
               Preferred stock:  $.001 par value;
                  Authorized 5,000,000 shares;
                  issued and outstanding:  no shares
                  at December 31, 2002
               Common stock: $.001 par value;
                  authorized 20,000,000 shares;
                  issued and outstanding: 700,000
                  shares at December 31, 2002                                      $        700

               Additional paid in capital                                                19,300

               Accumulated deficit                                                      (17,416
                                                                                    ___________
                      Total stockholders' equity                                   $      2,584
                                                                                    ___________

                             Total liabilities and
                             Stockholders' equity                                  $    112,206
                                                                                   ============

         See Accompanying Notes to Financial Statements.



                     INTERNATIONAL CARD ESTABLISHMENT, INC.

                               STATEMENT OF INCOME




                                                                                  July 26, 2002
                                                                                 (inception) to
                                                                                   December 31,
                                                                                           2002
                                                                                 ______________

       Revenues                                                                    $    339,647
       Less:  sales returns and allowances                                              (41,650)
                                                                                 ______________
          Net revenue                                                              $    297,997


       Cost of revenue
          Commissions                                                              $     34,402
          Cost of sales                                                                  35,956
          Other                                                                             545
                                                                                 ______________
                  Cost of revenue                                                        70,903

                  Gross profit                                                    $    227,094
                                                                                 ______________


       Operating, general, and administrative expenses
          Contract labor                                                           $    120,764
          Wages and salaries                                                             44,693
          Rent and lease expense                                                         25,783
          Payroll taxes and related expenses                                              7,226
          Other expenses                                                                 46,009
                                                                                 ______________
                  Total operating, general, and administrative expenses           $     244,475
                                                                                 ______________


                                    Net operating loss                             $    (17,381)
                                                                                 ______________

       Non-operating expense
          Interest expense                                                                   35
                                                                                 ______________

          Net loss                                                                $     (17,416)
                                                                                 ==============

          Net loss per share, basic
          and diluted (Note 2)                                                     $     (0.02)
                                                                                 ==============

          Average number of shares
          of common stock outstanding                                                   700,000
                                                                                 ==============


         See Accompanying Notes to Financial Statements.


                     INTERNATIONAL CARD ESTABLISHMENT, INC.

                        STATEMENT OF STOCKHOLDERS' EQUITY



                                                     Common Stock                 Additional
                                            _______________________________         Paid-In        Accumulated
                                                 Shares          Amount             Capital           Deficit          Total
                                            _______________________________     _____________    ______________     ____________

          Issuance of Common Stock,
             July 28, 2002                         700,000    $         700     $     19,300     $                 $     20,000

          Net loss, December 31, 2002                                                                  (17,416)         (17,416)
                                            ______________    _____________     ____________     ______________    _____________

          Balance, December 31, 2002               700,000    $         700     $     19,300     $     (17,416)    $     (2,584)
                                            ==============    =============     ============     ==============    =============


         See Accompanying Notes to Financial Statements.



                     INTERNATIONAL CARD ESTABLISHMENT, INC.

                             STATEMENT OF CASH FLOWS

                                                                               July 26, 2002
                                                                              (inception) to
                                                                                December 31,
                                                                                        2002
                                                                              ______________

         Cash Flows From
         Operating Activities
             Net loss                                                           $    (17,416)
             Depreciation and amortization
             Adjustments to reconcile net loss to cash
                  used in operating activities:
             Changes in assets and liabilities
             Increase in accounts receivable                                        (103,663)
             Increase in prepaid expenses                                             (8,543)
             Increase in bank overdraft                                               20,583
             Increase in accounts payable                                             67,187
             Increase in accrued expenses                                             21,852
                                                                                ____________

                  Net cash (used in) operating activities                       $    (20,000)
                                                                                ____________

         Cash Flows From Investing Activities                                   $
                                                                                ____________

         Cash Flows From Financing Activities
         Issuance of common stock                                               $     20,000
                                                                                ____________

                  Net cash provided by financing activities                     $     20,000
                                                                                ____________

                  Net increase in cash                                          $          0

         Cash, beginning of period                                              $          0
                                                                                ============

         Cash, end of period                                                    $          0
                                                                                ============

         See Accompanying Notes to Financial Statements.

                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS:

International Card Establishment, Inc. ("Company") was organized July 26, 2002 under the laws of the State of Nevada. Operations of the Company began in October 2002. The Company is a provider of diversified products and services to the electronic transaction processing industry, offering merchant accounts for the acceptance and process of credit and debit cards, as well as a proprietary "smart card" based gift and gift and loyalty program.

A SUMMARY OF THE COMPANY'S SIGNIFICANT ACCOUNTING POLICIES IS AS FOLLOWS:

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH

For the Statements of Cash Flows, all highly liquid investments with maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of December 31, 2002.

INCOME TAXES

Income taxes are provided for using the liability method of accounting in accordance with SFAS No. 109 "ACCOUNTING FOR INCOME TAXES." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

REPORTING ON COSTS FOR START-UP ACTIVITIES

Statement of Position 98-5 ("SOP 98-5), "REPORTING ON THE COSTS OF START-UP ACTIVITIES" which provides guidance on the financial reporting of start-up and organization costs, requires most costs of start-up activities and organization costs to be expensed as incurred. With the adoption of SOP 98-5, there has been little to no effect on the Company's financial statements.

                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL AND LONG-LIVED ASSETS

In July 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting, and broadens the criteria for recording intangible assets separate from goodwill. Recorded goodwill and intangibles will be evaluated against these new criteria and may result in certain intangibles being subsumed into goodwill, or alternatively, amounts initially recorded as goodwill may be separately identified and recognized apart from goodwill. SFAS No. 142 requires the use of a non-amortization approach to account for purchased goodwill and certain intangibles. Under a non-amortization approach, goodwill and certain intangibles will not be amortized into results of operations, but instead would be reviewed for impairment and written down and charged to results of operations only in the periods in which the recorded value of goodwill and certain intangibles is more than its fair value.

The FASB also recently issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB's new rules on asset impairment supersede SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and portions of Accounting Principles Bulletin Opinion 30, "Reporting the Results of Operations." This Standard provides a single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value and carrying amount. This Standard also requires expected future operating losses from discontinued operations to be displayed in the period(s) in which the losses are incurred, rather than as of the measurement date as presently required. The provisions of this Standard are not expected to have a significant effect on the Company's financial position or operating results.

REVENUES

The Company provides merchant services and customer support for merchants and other Merchant Services providers. Revenues are recognized as customer services are provided.

The Company provides merchant services to customers for acceptance and processing of electronic payments, and the sales and leasing of related equipment used for the processing of electronic payments. Credit card processing fees are recognized as incurred. Sales and cost of sales of equipment are recognized when the equipment is provided and the customer accepts responsibility for the payment of the equipment. Lease income is recognized on a monthly basis as incurred. For leasing of merchant processing equipment, an allowance of 25% of the current month's leases is recorded. Each month, the allowance is reconciled against collections, recording actual losses to sales allowances.

                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company provides web hosting services, merchant services, and customer support for Usestore Worldwide, LLC ("USE") internet customers. Maintenance fees are recognized as incurred. An allowance of 25% of the current month's maintenance fees is recorded. Each month, the allowance is reconciled against collections, recording actual losses to sales allowances.

The Company maintains a gift and loyalty program for numerous merchants. Sales and cost of sales are recorded upon acceptance and payment by customers.

ADVERTISING

Advertising costs are charged to operations as incurred. Advertising costs for the years ended December 31, 2002 were $5,328.

NEW ACCOUNTING PRONOUNCEMENTS

In October 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," which supersedes SFAS No. 121, "Accounting for the Impairment or Disposal of Long-Lived Assets and for Long-Lived Assets to be Disposed of," but retains many of its fundamental provisions. Additionally, this statement expands the scope of discontinued operations to include more disposal transactions. SFAS No. 144 was adopted by the Company for the fiscal year ended December 31, 2002. The Company believes that the adoption of this standard will have no material impact on its financial statements. In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("SFAS 146"). This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This Statement requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. This pronouncement is effective for exit or disposal activities that are initiated after December 31, 2002.

In December 2002, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 148, "Accounting for Stock-Based Compensation, Transition and Disclosure." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 also requires that disclosures of the pro forma effect of using the fair value method of accounting for stock-based employee compensation be displayed more prominently and in a tabular format. Additionally, SFAS No. 148 requires disclosure of the pro-forma effect in interim financial statements. The transition and annual disclosure requirements of SFAS No. 148 are effective for fiscal years ended after December 15, 2002. The interim disclosure requirements are effective for interim periods beginning after December 15, 2002. The Company believes that the adoption of this standard will have no material impact on its financial statements.

                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In November 2002, the FASB issued Interpretation No. 45 (FIN 45), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect
Guarantees of Indebtedness of Others. The Interpretation expands on the accounting guidance of FAS 5, Accounting for Contingencies, FAS 57, Related Party Disclosures, and FAS 107, Disclosures about Fair Value of Financial Instruments, and incorporates without change the provisions of FIN 34, Disclosure of Indirect Guarantees of Indebtedness of Others, an interpretation of FASB Statement No. 5, which is being superseded. FIN 45 elaborates on the existing disclosure requirements for most guarantees, including loan guarantees, such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, the company must recognize an initial liability for the fair value, or market value, of the obligations it assumes under that guarantee and must disclose that information in its interim and annual financial statements. FIN 45 will be effective to the Company on a prospective basis to guarantees issued or modified after December 31, 2002. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In January 2003, the Financial Accounting Standards Board issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"). Under that interpretation, certain entities known as "Variable Interest Entities" ("VIE") must be consolidated by the "primary beneficiary" of the entity. The primary beneficiary is generally defined as having the majority of the risks and rewards arising from the VIE. For VIE's in which a significant (but not majority) variable interest is held, certain disclosures are required. FIN 46 requires disclosure of Variable Interest Entities in financial statements issued after January 31, 2003, if it is reasonably possible that as of the transition date: (1) the Company will be the primary beneficiary of an existing VIE that will require consolidation or, (2) the Company will hold a significant variable interest in, or have significant involvement with, an existing VIE. Any VIEs created after January 31, 2003, are immediately subject to the consolidation guidance in FIN 46. The measurement principles of this interpretation will be effective for the Company's 2003 financial statements. The Company does not have any entities that require disclosure or new consolidation as a result of adopting the provisions of FIN 46.

In November 2002, the "EITF" reached a consensus on EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." EITF 00-21 establishes criteria for whether revenue on a deliverable can be recognized separately from other deliverables in a multiple deliverable arrangement. The criteria consider whether the delivered item has stand-alone value to the customer, whether the fair value of the delivered item can be reliably determined and the rights of returns for the delivered item. EITF 00-21 is effective for revenue agreements entered into in fiscal years beginning after June 15, 2003 with early adoption permitted. The Company believes that the adoption of this standard will have no material impact on its financial statements.

                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 2.  ACCOUNTS RECEIVABLE

Accounts receivable and allowance for doubtful accounts consist of the following at December 31, 2002:

                                                                2002
                                                       _____________
Accounts Receivable                                    $     111,163
Less: allowance for doubtful accounts                        (7,500)
                                                       _____________
                                                       $     103,663
                                                       =============

NOTE 3.  STOCKHOLDERS' EQUITY

COMMON STOCK

The authorized common stock of the Company consists of 20,000,000 shares with par value of $0.001. On July 28, 2002, the Company authorized and issued 700,000 shares of common stock in consideration of $20,000 in cash.

The authorized preferred stock of the Company consists of 5,000,000 shares with a par value of $0.001. No shares of preferred stock are issued or outstanding.

NET LOSS PER COMMON SHARE

Net loss per share is calculated in accordance with SFAS No. 128, "EARNINGS PER SHARE." The weighted-average number of common shares outstanding during each period is used to compute basic loss per share. Diluted loss per share is computed using the weighted averaged number of shares and dilutive potential common shares outstanding. Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net loss per common share is based on the weighted average number of shares of common stock outstanding of 700,000 during 2002 and since inception. As of December 31, 2002 and since inception, the Company had no dilutive potential common shares.

NOTE 3.  INCOME TAXES

There is no provision for income taxes for the period ended December 31, 2002, due to the net loss and no state income tax in Nevada, the state of the Company's domicile and operations. The Company's total deferred tax asset as of December 31, 2002 is as follows:

                  Net operating loss carry forward            $           17,416
                  Valuation allowance                                     17,416
                                                              __________________

                  Net deferred tax asset                      $                0
                                                              ==================

The net federal operating loss carry forward will expire in 2022. This carry forward may be limited upon the consummation of a business combination under IRC
Section 381.

                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 4.  SUBSEQUENT EVENTS

On  January  15,  2003,  the  Company  entered  into a binding  letter of intent
("Letter") with GlobalTech Leasing ("GTL"), a California corporation. GTL provides lease funding for equipment supplied by the Company to its customers, as well as numerous other unrelated merchant service providers. The Company will acquire all outstanding stock of GTL for five million (5,000,000) shares of stock of ICE. It is the intention of the Company and GTL that the transaction constitutes a tax-free "reorganization" as defined in the Internal Revenue Code of 1986, as amended. The transaction is expected to close after the transactions with iNetEvents.

On January 16, 2003, the Company entered into a "Plan and Agreement of Reorganization" ("Plan") with iNet Events ("INET"), a Nevada corporation. The Company exchanged all issued and outstanding stock for fourteen millions
(14,000,000) shares of stock of INET. It is the intention of the Company and INET that the transaction constitutes a tax-free "reorganization" as defined in the Internal Revenue Code of 1986, as amended.

The accompanying condensed financial statements illustrate the effect of the "Plan" between INET and the Company on the Company's financial position and results of operations. The pro forma condensed combined balance sheet as of December 31, 2002 and the condensed combined statement of operations for the year then ended are based on the historical balance sheets and statements of operations of INET and the Company as of that date and for the year then ended. The pro forma condensed combined balance sheet as of December 31, 2002 and statement of operations for the year ended December 31, 2002 for INET and the Company assumes thae acquisition took place on December 31, 2002.

The pro forma condensed combined financial statements may not be indicative of the actual results of he acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro for the condensed combined financial statements are based on management's current estimates of the exchange agreement. The actual results may differ.

The Accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of iNet Events, Inc. and International Card Establishment, Inc.


           International Card Establishment, Inc. and iNetEvents, Inc.
            Unaudited Pro Forma Condensed Combined Income Statements
                      For the Year Ended December 31, 2002

                                                                Historical
                                                     _______________________________
                                                      Int'l Card                                   Pro Forma
                                                     Establishment      iNetEvents                Adjustments       Pro Forma
                                                     ______________    _____________             _____________     ______________
         Revenues                                    $     339,647     $      22,350             $           -     $     361,997
         Less:  sales returns and allowances               (41,650)                -                         -           (41,650)
                                                     ______________    _____________             _____________     ______________
         Net revenue                                 $     297,997     $      22,350             $                 $     320,347

         Cost of revenues
                  Commissions                        $      34,402     $           -             $           -     $      34,402
                  Cost of sales                             35,956                 -                         -            35,956
                  Other                                        545                 -                         -               545
                                                     ______________    _____________             _____________     ______________
                                                     $      70,903     $           -             $           -     $      70,903
                                                     ______________    _____________             _____________     ______________




                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 4.  SUBSEQUENT EVENTS (CONTINUED)

         Gross Profit                                $     227,094     $      22,350             $           -     $     249,444

         Operating, general and
                  administrative expenses            $     244,475     $     157,805             $           0     $     402,280
         Amortization                                            -            68,690                         -            68,690
         Depreciation                                            -            16,500                         -            16,500
                                                     ______________    _____________             _____________     ______________

                  Net operating loss                 $     (17,381)    $    (220,645)            $           -     $    (238,026)

         Non-operating expenses
                  Interest expense                              35            15,260                         -            15,295
                                                     ______________    _____________             _____________     ______________

         Net loss                                    $     (17,416)    $    (235,905)            $           -     $     253,321
                                                     ==============    =============             =============     =============

         Net loss per share, basic and diluted       $      (0.02)     $      (0.03)             $           -     $     (0.01)
                                                     =============     =============             =============     ============

         Weighted average number of shares                 700,000         9,161,815                         -      23,161,815



                                          International Card Establishment, Inc. and iNetEvents, Inc.
                                             Unaudited Pro Forma Condensed Combined Balance Sheets
                                                               December 31, 2002

                                                                Historical
                                                     _______________________________
                                                      Int'l Card                                   Pro Forma
                                                     Establishment      iNetEvents                Adjustments       Pro Forma
                                                     ______________    _____________             _____________     ______________
                        Assets

         Current Assets
                  Cash                               $           -     $         744             $           -     $         744
                  Accounts receivable, net                 103,663             3,000                         -           106,663
                  Prepaid assets and deposits                8,543             4,080                         -            12,623
                                                     ______________    _____________             _____________     ______________

                  Total current assets               $     112,206     $       7,824             $           -     $     120,030

         Property and equipment, net                 $           -     $      19,099             $           -     $      19,099
         Capitalized software development
            costs, net                               $           -     $      59,846             $           -     $      59,846
                                                     ______________    _____________             _____________     ______________

                  Total assets                       $     112,206     $      86,769             $           -     $     198,975
                                                     =============     =============             =============     ==============



                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 4.  SUBSEQUENT EVENTS (CONTINUED)

                    Liabilities and Stockholders' Equity

         Current Liabilities
                  Bank overdraft                     $      23,583     $           -             $           -     $       23,583
                  Accounts payable and
                     accrued expenses                       89,039            52,974                         -            142,013
                  Notes payable, stockholders                    -            59,050                         -             59,050
                                                     ______________    _____________             _____________     ______________

                  Total current liabilities          $     109,622     $     112,024             $           -     $      221,646
                                                     ______________    _____________             _____________     ______________

         Stockholders' Equity

                  Common stock                       $         700     $       5,630    (1)      $      (5,630)    $          700
                  Additional paid-in capital                19,300         1,199,577    (1)         (1,199,577)            19,300
                  Accumulated deficit                     (17,416)       (1,230,462)    (1)         (1,205,207)           (42,671)
                                                     ______________    _____________             _____________     ______________

                                                     $       2,584     $    (25,255)             $           -     $      (22,671)
                                                     ______________    _____________             _____________     ______________

                  Total Liabilities and
                  stockholders' equity               $     112,206     $      86,769             $           -     $      198,975
                                                     =============     =============             =============     ==============

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

1.  Basis for Pro Forma Presentation

The unaudited pro forma combined condensed financial statements of International Card Establishment, Inc. have been prepared on the basis of assumptions relating to the Plan and Agreement of Reorganization between iNetEvents, Inc. and International Card Establishment, Inc. and managements best estimates.

2.  Pro Forma Adjustments

Certain adjustments have been made to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal period presented. The adjustments are as follows:
        (1)  to eliminate equity of iNetEvents, Inc.

                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 5.  COMMITMENTS AND CONTINGENCIES
On October 1, the Company entered into a five-year software license agreement for software pertaining to the loyalty and gift program. License fees are $400 per month for the first two years, with the final three years to be renegotiated in 2004. Minimum licensing payments due are:

                             2003             $       4,800
                             2004                     4,800
                             2005                     4,800
                             2006                     4,800
                             2007                     3,600
                                              _____________
                                              $      22,800


The Company leases furnished office space on a month-to-month basis for $8,512 per month. Total lease costs in the period ended December 31, 2002 was $25,783

The Company entered into the "Web Site Maintenance Agreement" with Usestore Worldwide, LLC ("USE") to provide web site hosting, maintenance services, and management and customer support services for Usestore customers. This agreement is effective from October 1, 2002 through September 30, 2007.

The Company entered into a "Merchant Sales Agreement" with J.R.S. & Son, doing business as CardService Tri-Counties ("CST") whereas CST processes the merchant services provided by the Company. This agreement is effective from October 1, 2002 through September 30, 2003.

The Company entered into an "Agreement for Customer Service and Support" with J.R.S. & Son, doing business as CardService Tri-Counties ("CST") whereas the Company will provide complete customer service and support to the existing merchant accounts of CST. This agreement is effective from October 1, 2002 through September 30, 2003.

                     INTERNATIONAL CARD ESTABLISHMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE 6.  RELATED PARTY TRANSACTIONS

The President owns 57.1% of the outstanding common stock of the Company. The President is the controlling shareholder of CST; GlobalTech Leasing ("GTL"), a company that finances leased equipment to merchant customers; and Worldwide Gift and Loyalty, Inc. ("WGL"), a company that administers the loyalty program for the Company's customers. Transactions and balances related to CST, GTL, and WGL are the following:


       Account                                                 Amount
       ______________________________________________________________

       Revenues                                    $          210,519
       Returns and allowances                                 (18,241)

       Cost of sales                                           23,814
       Other expenses                                             939

       Accounts receivable                                     87,673
       Allowance for doubtful accounts                          2,404
       Accounts payable                                         4,228

Amounts due to and from related parties are interest free and paid in the normal course of business. The returns and allowances result from customers processed through the related parties, not the related parties, as described in Note 1.